UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 20, 2004

McCormick & Schmick’s Seafood Restaurants, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50845	20-1193199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 SW Washington Street
Suite 550
Portland, Oregon 97205
(Address of principal executive offices)

(503) 226-3440
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02             UNREGISTERED SALES OF SECURITIES

On October 20, 2004, The Bell Atlantic Master Trust exercised two warrants to purchase an aggregate of 602,992 shares of common stock of McCormick & Schmick’s Seafood Restaurant, Inc.  The aggregate exercise price of the warrants was $5,997.43.  The sale of securities upon exercise of the warrants is exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 thereunder. (The warrants were purchased by The Bell Atlantic Trust in August 2001 in connection with the acquisition of McCormick & Schmick’s from Avado Brands, Inc.  Because of the nominal exercise price of the warrants, the 602,992 shares underlying the warrants were included in the 13,782,349 post-offering outstanding shares shown in the final prospectus included in McCormick & Schmick’s registration statement on Form S-1, filed with the Securities and Exchange Commission on July 20, 2004.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCormick & Schmick’s Seafood Restaurants, Inc

Date:	October 21, 2004	By:	/s/ EMANUEL N. HILARIO
		Name:	Emanuel N. Hilario
		Title:	Chief Financial Officer and Vice President of Finance (principal financial and accounting officer)